UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2018

ARES MANAGEMENT, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 15, 2018, Ares Management, L.P. (the “Partnership”) announced that it had elected to change its U.S. federal income tax classification from a partnership to a corporation, effective as of March 1, 2018, while remaining a limited partnership under Delaware law.  On August 2, 2018, the Partnership announced its intent to convert (the “Conversion”) from a Delaware limited partnership to a Delaware corporation (the “Corporation”).

Item 8.01 Other Events.

The Conversion was unanimously approved by the board of directors of Ares Management GP LLC, the general partner of the Partnership (“Ares GP”), in October 2018.  Under the limited partnership agreement of the Partnership (the “LP Agreement”), no vote of the limited partners is required or will be sought for the Conversion.

Plan of Conversion

On November 14, 2018, to implement the Conversion, Ares GP, in its capacity as the Partnership’s general partner, filed with the Secretary of State of the State of Delaware the Certificate of Conversion and, in its capacity as the sole incorporator of the Corporation, filed with the Secretary of State of the State of Delaware the Certificate of Incorporation.  The Partnership anticipates the Conversion will become effective at 12:01 a.m. (Eastern Time) on November 26, 2018 (such date and time at which the Conversion becomes effective, the “Effective Time”).

At the Effective Time, the Partnership will convert to the Corporation pursuant to a plan of conversion (the “Plan of Conversion”), and the Certificate of Incorporation and the Bylaws of the Corporation will become effective.

The Plan of Conversion, Certificate of Conversion, Certificate of Incorporation and Bylaws are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference.

Common Stock of the Corporation

On November 14, 2018, the Partnership notified the New York Stock Exchange (the “NYSE”) that the Certificate of Conversion had been filed with the Secretary of State of the State of Delaware.  At the Effective Time, (i) each Partnership common share (“Common Share”) outstanding immediately prior to the Effective Time will be converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.01 par value per share, of the Corporation (“Class A Common Stock”),  (ii) the general partner share of the Partnership outstanding immediately prior to the Effective Time will be converted into 1,000 issued and outstanding, fully paid and nonassessable shares of Class B common stock, $0.01 par value per share of the Corporation (“Class B Common Stock”), (iii) the special voting share (“Special Voting Share”) of the Partnership outstanding immediately prior to the Effective Time will be converted into one issued and outstanding, fully paid and nonassessable share of Class C common stock, $0.01 par value per share, of the Corporation (the “Class C Common Stock” and together with the Class A Common Stock and Class B Common Stock, the “Common Stock”) and (iv) each 7.00% Series A Preferred Share of the Partnership (“Series A Preferred Share”) outstanding immediately prior to the Effective Time will be converted into one issued and outstanding, fully paid and nonassessable share of preferred stock, $0.01 par value per share, of the Corporation, designated as “7.00% Series A Preferred Stock” (“Series A Preferred Stock”).  The form of the 7.00% Series A Preferred Stock Certificate is filed herewith as Exhibit 99.5 and incorporated herein by reference.

As a result of the Conversion, holders of Common Shares will become holders of Class A Common Stock, and holders of Series A Preferred Shares will become holders of Series A Preferred Stock. Ares GP, an entity indirectly controlled by senior executives of the Corporation and the current general partner of the Partnership, will become the sole holder of the Class B Common Stock.  Ares Voting LLC, an entity indirectly controlled by senior executives of the Corporation and the current holder of the Special Voting Share (“Ares VoteCo”), will become the sole holder of the Class C Common Stock.  The Partnership will request that, as of the open of business on November 26, 2018, the NYSE cease trading of the Common Shares and the Series A Preferred Shares and commence trading of the Class A Common Stock and Series A Preferred Stock on the NYSE under the existing ticker symbols “ARES” and “ARES.PRA”, respectively.  No action by the current holders of Common Shares or Series A Preferred Shares is currently anticipated.  New CUSIP numbers have been issued for the Class A Common Stock and the Series A Preferred Stock and will become effective upon the Effective Time.

Rights of Stockholders

The Certificate of Incorporation and Bylaws provide the Corporation’s stockholders following the Conversion with substantially the same rights and obligations that limited partners have in the LP Agreement. However, limited partners are not generally entitled to vote with respect to governance of the Partnership, except for those few matters set forth in the LP Agreement.  Following the Conversion, except as otherwise expressly provided in the Certificate of Incorporation, the holders of Common Stock will be entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote on under the Delaware General Corporation Law (the “DGCL”), including the election of the board of directors of the Corporation.  Holders of Class A Common Stock will be entitled to one vote per share of Class A Common Stock.  On any date on which the Ares Ownership Condition (as defined in the Certificate of Incorporation) is satisfied, holders of Class B Common Stock will, in the aggregate, be entitled to a number of votes equal to (x) four times the aggregate number of votes attributable to the Class A Common Stock minus (y) the aggregate number of votes attributable to the Class C Common Stock.  On any date on which the Ares Ownership Condition is not satisfied, holders of Class B Common Stock will not be entitled to vote on any matter submitted to a vote of the stockholders of the Corporation.  The holder of Class C Common Stock will be entitled to a number of votes equal to the number of Ares Operating Group Units (as defined in the Certificate of Incorporation) held of record by each Ares Operating Group Limited Partner (as defined in the Certificate of Incorporation) that does not own a share of Class C Common Stock (other than the Corporation and its subsidiaries).  The Class B Common Stock and the Class C Common Stock are non-economic and shall not be entitled to (i) dividends from the Corporation or (ii) receive any assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation.  Except as provided in the Certificate of Incorporation and Bylaws and under the DGCL and the rules of the NYSE, shares of Series A Preferred Stock are generally non-voting like the existing Series A Preferred Shares.

Ares GP will become the sole holder of the Class B Common Stock.  Ares VoteCo will become the sole holder of Class C Common Stock.  As a result, the Corporation will be a “controlled company” within the meaning of the corporate governance standards of the NYSE and, like the Partnership, will qualify for exceptions from certain corporate governance rules of the NYSE.

Directors

At the Effective Time and as a result of the Conversion, the business and affairs of the Corporation will be overseen by a board of directors of the Corporation, rather than Ares GP, which currently oversees the business and affairs of the Partnership, as its general partner. The directors and executive officers of Ares GP immediately prior to the Effective Time will become the directors and executive officers of the Corporation at the Effective Time. In addition, the committees of the board, and the membership thereof, immediately prior to the Effective Time, will be replicated at the Corporation at the Effective Time.

To the extent applicable to Items 3.01, 3.03, 5.02 and 5.03 of Form 8-K, the disclosures set forth in this Item 8.01 are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description

99.1	Plan of Conversion

99.2	Certificate of Conversion of Ares Management, L.P.

99.3	Certificate of Incorporation of Ares Management, L.P.

99.4	Bylaws of Ares Management Corporation

99.5	Form of 7.00% Series A Preferred Stock Certificate

Exhibit Index

Exhibit Number	Description

99.1	Plan of Conversion

99.2	Certificate of Conversion of Ares Management, L.P.

99.3	Certificate of Incorporation of Ares Management Corporation

99.4	Bylaws of Ares Management Corporation

99.5	Form of 7.00% Series A Preferred Stock Certificate

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 14, 2018		ARES MANAGEMENT, LP. By: Ares Management GP LLC, its general partner

	By:	/s/ Michael D. Weiner

		Name:	Michael D. Weiner
		Title:	Executive Vice President, Chief Legal Officer & Secretary